Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

On January 31, 2016, the Company amended the consulting agreement with Darrell Lerner, pursuant to which the monthly fee owed to Mr. Lerner was reduced to $3,000 and the term of the agreement was set to automatically renew for successive one-year periods beginning on February 1, 2016 unless either party provides written notice of non-renewal.

On March 3, 2016, the Company amended its employment agreement with Alexander Harrington, dated as of February 28, 2014, as amended, to provide that Mr. Harrington’s annual incentive bonus for the year ended December 31, 2015 would be replaced with (i) a cash payment of $25,000 and (ii) the right to receive a stock option representing the right to purchase 50,000 shares of Snap’s common stock at an exercise price of $0.20 per share.

On March 3, 2016, the Company entered into a restricted stock cancellation and release agreement with Clifford Lerner, the Company’s President of the Grade, pursuant to which the Company cancelled a grant of 5,000,000 restricted shares of common stock awarded to Mr. Lerner on April 10, 2013 that would have vested 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. Subsequently, on March 3, 2016, the Board of Directors awarded Mr. Lerner a replacement award of 5,000,000 restricted shares that vest 100% on the (10th) tenth anniversary of the date of grant, provided Mr. Lerner is providing services to the Company on such date.

In addition, on March 3, 2016, the Board of Directors awarded Mr. Lerner a stock option representing the right to purchase 50,000 shares of common stock at an exercise price of $0.20 per share, with the shares underlying such option vesting in four (4) equal annual installments on the first, second, third and fourth anniversary of the date of grant, provided that Mr. Lerner is providing services to the Company on such dates.

On March 3, 2016, the Board of Directors of the Company increased the size of the Board of Directors from four (4) members to five (5) members and appointed Judy Krandel to the Board of Directors, effective March 3, 2016. Ms. Krandel will serve as a director until the Company’s 2016 annual meeting of stockholders. Ms. Krandel has not been appointed to any committees of the Board of Directors at this time. Ms. Krandel is entitled to receive a cash fee for her service as a non-employee member of the Board of Directors and for her service on any committee of the Board of Directors of $15,000 and $2,500 per year, respectively. As additional consideration for her service, the Board of Directors awarded Ms. Krandel a stock option representing the right to purchase 100,000 shares of the Company’s common stock at an exercise price equal to $0.11 per share which was the fair market value of a share of common stock as of the close of market on March 3, 2016. The shares underlying the stock option will vest in three (3) equal annual installments on the first, second and third anniversaries of the date of grant, provided that Ms. Krandel is providing services to the Company on such dates.

Management has evaluated subsequent events or transactions occurring through the date the consolidated financial statements were issued and determined that no additional events or transactions are required to be disclosed herein.